SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
December 20, 2010
Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		Number)

161 Sixth Avenue, New York, New York	10013

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number Including Area Code: (212) 539-9600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2

Section 5 — Corporate Governance and Management
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 20, 2010, Harris Interactive Inc. (the “Company”) and Kimberly Till, President and Chief Executive Officer of the Company, entered into Amendment 1 to Ms. Till’s Employment Agreement, dated October 21, 2008 (the “Till Amendment”). Ms. Till’s Employment Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 22, 2008.
On December 20, 2010, the Company and Pavan Bhalla, Executive Vice President, Chief Financial Officer and Treasurer of the Company, entered into Amendment 1 to Mr. Bhalla’s Employment Agreement, dated October 4, 2010 (the “Bhalla Amendment”). Mr. Bhalla’s Employment Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 4, 2010.
The Till Amendment and the Bhalla Amendment were entered into in response to additional guidance issued by the Internal Revenue Service (“IRS”) in Notice 2010-6 as to the interpretation of the application of Section 409A of the Internal Revenue Code (the “Code”) to deferred compensation payments that are contingent on, among others, a release of claims, and to take advantage of an IRS correction procedure to cure Code Section 409A failures before the end of calendar year 2010 in order to avoid potential adverse tax consequences.
Copies of the Till Amendment and the Bhalla Amendment are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively.
Section 8 — Other Events
Item 8.01. Other Events
On December 20, 2010, the Company received a notice (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) stating that the Company has regained compliance with Marketplace Rule 5450(a)(1) (the “Minimum Bid Price Rule”) due to the fact that the closing bid price of the Company’s common stock has been at $1.00 per share or greater for at least 10 consecutive business days. The Notice further stated that the matter relating to the Company’s non-compliance with the Minimum Bid Price Rule, which the Company had previously reported under Item 3.01 of its Current Report on Form 8-K filed with the Securities and Exchange Commission on September 22, 2010, is now closed with Nasdaq.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 10.1	Employment Agreement Amendment 1 dated December 20, 2010 between the Company and Kimberly Till

Exhibit 10.2	Employment Agreement Amendment 1 dated December 20, 2010 between the Company and Pavan Bhalla

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)
By:	/s/ Pavan Bhalla
	Name:	Pavan Bhalla
	Title:	Executive Vice President, Chief Financial Officer, and Treasurer (Principal Financial Officer)

Dated: December 21, 2010

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
Exhibit 10.1	Employment Agreement Amendment 1 dated December 20, 2010 between the Company and Kimberly Till

Exhibit 10.2	Employment Agreement Amendment 1 dated December 20, 2010 between the Company and Pavan Bhalla